UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-02278_

 Value Line Premier Growth Fund, Inc.
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item I.	Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/10 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management, LLC	S E M I – A N N U A L R E P O R T
	220 East 42nd Street	J u n e 3 0 , 2 0 1 0
New York, NY 10017-5891

DISTRIBUTOR	EULAV Securities, Inc.
220 East 42nd Street
New York, NY 10017-5891

CUSTODIAN BANK	State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729

INDEPENDENT	PricewaterhouseCoopers LLP
REGISTERED PUBLIC	300 Madison Avenue	Value Line Premier Growth Fund, Inc.
ACCOUNTING FIRM	New York, NY 10017

LEGAL COUNSEL	Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272

DIRECTORS	Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Thomas T. Sarkany
Nancy-Beth Sheerr
Daniel S. Vandivort

OFFICERS	Mitchell E. Appel
President
Howard A. Brecher
Vice President and Secretary
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington
Treasurer

This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00072830

Value Line Premier Growth Fund, Inc.

To Our Value Line Premier

To Our Shareholders (unaudited):

Enclosed is your semi-annual report for the six months ended June 30, 2010. I encourage you to carefully review this report, which includes economic observations, your Fund’s performance data and highlights, schedule of investments, and financial statements.

The Value Line Premier Growth Fund, Inc. (the “Fund”) showed a total return of -3.76% for the six-month period, versus a total return of -6.65% for the benchmark Standard & Poor’s 500 Stock Index.(1)

After outperforming the benchmark index in last year’s strong stock market, the Fund’s disciplined investment strategy is again outperforming the benchmark index in this year’s weak stock market. That strategy calls for investing in high-quality companies with proven long-term records of success, demonstrated by superior earnings performance and superior stock performance relative to their competition. We follow up these investments by closely monitoring quarterly earnings reports and relative stock momentum of the Fund’s holdings for any signs of sub-par performance. With about 300 stocks in the portfolio, we do not become attached to any single holding and do not hesitate to sell laggards, replacing them with stocks showing superior momentum. Yet annual portfolio turnover has averaged a moderate 27% over the past five years, limiting trading expenses.

The widely diversified portfolio contains representatives from nearly every industry. The diversification is also reflected in the fact that only 12% of the Fund’s assets are invested in the portfolio’s ten largest holdings, as of June 30th. We invest across the entire range of company size, too. Current holdings are about 25% large-capitalization, 55% mid-cap, and 20% small-cap.

Lipper Inc., the independent mutual fund advisory service, has awarded its top Lipper Leader rating to your Fund for both Total Return and Consistent Return, as of August 2010.

We believe our time-tested investment strategy will continue to serve the Fund well.

Thank you for your continued confidence in us.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel, President

/s/ Stephen E. Grant
Stephen E. Grant, Portfolio Manager

(1)
The Standard & Poor’s 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes. It is not possible to directly invest in this index.

Value Line Premier Growth Fund, Inc.

Growth Fund Shareholders

Economic Observations (unaudited)

The recession, which commenced in the latter stages of 2007 and proved long and disruptive, ended last year to all intents and purposes, although the National Bureau of Economic Research, which assigns beginning and ending dates to such downturns, has yet to rule officially on the matter. In all, the business contraction—which produced a succession of quarterly declines in the U.S. gross domestic product along with countless other upheavals—apparently concluded with the restoration of GDP growth in the final half of 2009 and the first three months of this year. The nascent up cycle in this country has been underpinned so far by a positive swing in the inventory cycle, a strengthening in business equipment spending, generally better results on the industrial and consumer fronts, and some selective signs of stability on the housing front—which remains among the weakest links in the economic recovery chain.

Going forward, the upturn should be supported by improving consumer and industrial activity, and further stabilization in the troubled housing sector. It is worth noting that the prospective rate of GDP growth in 2010 is likely to be 3%, or so which is modestly below the historical norm of 3%-4%. The slight underperformance is traceable to lingering softness in the aforementioned housing market and the employment sector. Until those areas show more sustained strength, we may not see the materially higher levels of consumer spending needed for stronger business growth.

The long and painful recession was traceable to several events, beginning with sharp declines in housing construction, home sales, and real estate prices. Other contributing factors included a large reduction in credit availability, a high level of bank failures, increasing foreclosures and bank repossessions, a multi-decade high in the unemployment rate, weak retail activity, and trendless manufacturing. Unfortunately, several of these problems are likely to stay with us for some months yet—notably the aforementioned weakness in housing and job growth. Such prospective difficulties underscore why we expect modestly below-trend rates of GDP growth for now. Encouragingly, though, most business barometers are now either stabilizing or improving.

Meanwhile, one evolving concern, and a reason we are taking a somewhat cautious view of things at the moment, is the deterioration in the outlook across parts of Europe stemming from the proliferation of sovereign-debt worries in Greece, and to a lesser degree in Portugal, Spain, Ireland, and the United Kingdom. True, the European Union recently has fashioned a bailout package for Greece and other troubled nations in the euro zone. However, at this point, it is too soon to gauge whether these ambitious steps will be sufficient to stem the tide of concern on the Continent. It is also premature to make a determination as to whether or not Europe’s woes will have an effect along our shores. Our sense, at this point, is that our own recovery will not be seriously threatened. However, some fallout is likely, especially as the sinking euro makes our exports more costly overseas, potentially reducing a key source of our own prosperity.

Finally, inflation, which moved up sharply last year, following dramatic gains in oil, food, and commodity prices, has now moved onto a more stable and largely benign path. Going forward, we expect pricing to chart an uneven course, with often sizable swings in oil and commodities being the norm, as the economy’s evolving expansion most likely continues. On average, we think prices will increase less sharply over the next year or two than they did before the 2007-2009 recession. Looking further out, we see pricing pressures developing later on in the business up cycle—as is only natural—as demand for labor and materials revives. The Federal Reserve, meanwhile, continues to express support for an accommodative monetary approach. As a result, we now think the Fed is unlikely to raise interest rates until early next year. Once it does opt to tighten, we believe it will do so gingerly. That is because the risks to the sustainability of the up cycle seem too great for the lead bank to move to a materially tighter monetary policy anytime soon—particularly given the volatility in Europe.

Value Line Premier Growth Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2010 through June 30, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 1/1/10	Ending account value 6/30/10	Expenses paid during period 1/1/10 thru 6/30/10*
Actual	$1,000.00	$962.40	$5.55
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.71

*
Expenses are equal to the Fund’s annualized expense ratio of 1.14% multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights. The annualized expense ratio would have been 1.22% gross of nonrecurring legal fee reimbursement.

Value Line Premier Growth Fund, Inc.

Portfolio Highlights at June 30, 2010 (unaudited)

Ten Largest Holdings

Issue	Shares	Value	Percentage of Net Assets
Express Scripts, Inc.	80,000	$3,761,600	1.4%
Intuitive Surgical, Inc.	10,000	$3,156,200	1.2%
Henry Schein, Inc.	56,000	$3,074,400	1.1%
Cognizant Technology Solutions Corp. Class A	60,000	$3,003,600	1.1%
Companhia de Bebidas das Americas ADR	29,000	$2,929,290	1.1%
Alexion Pharmaceuticals, Inc.	56,000	$2,866,640	1.0%
Southwestern Energy Co.	70,000	$2,704,800	1.0%
HDFC Bank Ltd. ADR	18,300	$2,616,351	1.0%
Salesforce.com, Inc.	30,000	$2,574,600	0.9%
ANSYS, Inc.	60,000	$2,434,200	0.9%

Asset Allocation – Percentage of Total Net Assets

Sector Weightings – Percentage of Total Investment Securities

Value Line Premier Growth Fund, Inc.

Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS (99.1%)

	CONSUMER DISCRETIONARY (10.8%)
50,250	Aeropostale, Inc. *	$1,439,160
8,400	AutoZone, Inc. *	1,623,048
20,000	Bed Bath & Beyond, Inc. *	741,600
32,000	BorgWarner, Inc. *	1,194,880
34,500	Buckle, Inc. (The)	1,118,490
7,100	Central European Media Enterprises Ltd. Class A *	141,290
39,200	Ctrip.com International Ltd. ADR *	1,472,352
8,000	Deckers Outdoor Corp. *	1,142,960
11,400	DeVry, Inc.	598,386
17,000	DIRECTV Class A *	576,640
7,000	Gildan Activewear, Inc. *	200,550
46,000	Guess?, Inc.	1,437,040
8,000	hhgregg, Inc. *	186,560
29,000	HSN, Inc. *	696,000
15,500	ITT Educational Services, Inc. *	1,286,810
27,000	Johnson Controls, Inc.	725,490
11,000	Lincoln Educational Services Corp. *	226,490
56,000	LKQ Corp. *	1,079,680
29,000	Lumber Liquidators Holdings, Inc. *	676,570
4,000	Monro Muffler Brake, Inc.	158,120
400	National Presto Industries, Inc.	37,144
18,000	O’Reilly Automotive, Inc. *	856,080
30,000	Phillips-Van Heusen Corp.	1,388,100
6,000	Priceline.com, Inc. *	1,059,240
36,000	Shaw Communications, Inc. Class B	649,080
27,000	Signet Jewelers Ltd. *	742,500
6,700	Strayer Education, Inc.	1,392,863
34,300	TJX Companies, Inc. (The)	1,438,885
35,000	Tupperware Brands Corp.	1,394,750
6,000	Ulta Salon, Cosmetics & Fragrance, Inc. *	141,960
16,000	Vitamin Shoppe, Inc. *	410,400
26,500	Warnaco Group, Inc. (The) *	957,710
29,000	WMS Industries, Inc. *	1,138,250
34,000	Yum! Brands, Inc.	1,327,360
		29,656,438

Shares		Value
	CONSUMER STAPLES (5.7%)
68,000	BRF - Brasil Foods SA ADR	$901,680
17,000	British American Tobacco PLC ADR	1,076,100
24,200	Church & Dwight Co., Inc.	1,517,582
16,800	Coca-Cola Femsa, S.A.B. de C.V. ADR	1,051,512
29,000	Companhia de Bebidas das Americas ADR	2,929,290
94,000	Cosan Ltd. Class A *	877,960
26,250	Flowers Foods, Inc.	641,288
20,000	Fomento Economico Mexicano S.A.B. de C.V. ADR	863,000
90,000	Green Mountain Coffee Roasters, Inc. *	2,313,000
20,000	Hormel Foods Corp.	809,600
32,000	Ruddick Corp.	991,680
22,000	TreeHouse Foods, Inc. *	1,004,520
18,000	Whole Foods Market, Inc. *	648,360
		15,625,572
	ENERGY (6.8%)
15,800	BG Group PLC ADR	1,180,260
8,600	CNOOC Ltd. ADR	1,463,462
19,000	Concho Resources, Inc. *	1,051,270
10,500	Core Laboratories N.V.	1,549,905
44,000	FMC Technologies, Inc. *	2,317,040
24,000	Penn Virginia Corp.	482,640
64,000	Petroleo Brasileiro S.A. ADR	2,196,480
10,000	Quicksilver Resources, Inc. *	110,000
31,000	Range Resources Corp.	1,244,650
18,000	SM Energy Co.	722,880
33,600	Southern Union Co.	734,496
70,000	Southwestern Energy Co. *	2,704,800
38,000	Suncor Energy, Inc.	1,118,720
17,000	Talisman Energy, Inc.	258,060
26,000	TransCanada Corp.	869,180
33,000	World Fuel Services Corp.	856,020
		18,859,863
	FINANCIALS (9.8%)
12,000	Affiliated Managers Group, Inc. *	729,240
20,600	AFLAC, Inc.	879,002
15,000	Arch Capital Group Ltd. *	1,117,500
9,490	AvalonBay Communities, Inc.	886,081

See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.

June 30, 2010

Shares		Value
13,000	Banco Bilbao Vizcaya Argentaria, S.A. ADR	$133,770
5,500	Banco Santander Chile S.A. ADR	368,995
35,000	Bancolombia S.A. ADR	1,754,550
16,000	Bank of Hawaii Corp.	773,600
13,300	Bank of Montreal	721,924
22,100	Bank of Nova Scotia	1,017,042
10,700	BlackRock, Inc.	1,534,380
16,000	BRE Properties, Inc.	590,880
8,200	Canadian Imperial Bank of Commerce	510,286
12,000	Credicorp Ltd.	1,090,680
16,000	DuPont Fabros Technology, Inc.	392,960
27,000	Eaton Vance Corp.	745,470
9,400	Essex Property Trust, Inc.	916,876
9,000	Franklin Resources, Inc.	775,710
6,200	Goldman Sachs Group, Inc. (The)	813,874
18,300	HDFC Bank Ltd. ADR	2,616,351
16,000	ICICI Bank Ltd. ADR	578,240
111,376	Itau Unibanco Banco Multiplo S.A. ADR	2,005,882
30,000	MSCI, Inc. Class A *	822,000
9,000	Portfolio Recovery Associates, Inc. *	601,020
6,000	Raymond James Financial, Inc.	148,140
14,400	Royal Bank of Canada	688,176
12,000	Stifel Financial Corp. *	520,680
24,000	T. Rowe Price Group, Inc.	1,065,360
8,000	Taubman Centers, Inc.	301,040
6,000	Torchmark Corp.	297,060
7,400	Toronto-Dominion Bank (The)	480,334
20,000	U.S. Bancorp	447,000
30,000	Wells Fargo & Co.	768,000
		27,092,103
	HEALTH CARE (17.7%)
24,000	Acorda Therapeutics, Inc. *	746,640
56,000	Alexion Pharmaceuticals, Inc. *	2,866,640
17,200	Allergan, Inc.	1,002,072
23,000	Amedisys, Inc. *	1,011,310
21,000	Auxilium Pharmaceuticals, Inc. *	493,500

Shares		Value
16,000	Bayer AG ADR	$892,800
14,500	Becton, Dickinson & Co.	980,490
11,000	Bio-Rad Laboratories, Inc. Class A *	951,390
14,800	Bio-Reference Laboratories, Inc. *	328,116
11,000	Cerner Corp. *	834,790
6,000	Computer Programs & Systems, Inc.	245,520
12,000	Covance, Inc. *	615,840
19,400	Covidien PLC	779,492
23,000	DENTSPLY International, Inc.	687,930
26,000	Edwards Lifesciences Corp. *	1,456,520
18,000	Emergency Medical Services Corp. Class A *	882,540
80,000	Express Scripts, Inc. *	3,761,600
20,900	Fresenius Medical Care AG & Co. KGaA ADR	1,122,121
12,600	Haemonetics Corp. *	674,352
56,000	Henry Schein, Inc. *	3,074,400
18,000	HMS Holdings Corp. *	975,960
24,000	IDEXX Laboratories, Inc. *	1,461,600
51,200	Illumina, Inc. *	2,228,736
32,000	Impax Laboratories, Inc. *	609,920
10,000	Intuitive Surgical, Inc. *	3,156,200
8,000	Life Technologies Corp. *	378,000
4,000	MAKO Surgical Corp. *	49,800
16,000	Masimo Corp.	380,960
30,000	Medco Health Solutions, Inc. *	1,652,400
8,400	Mettler-Toledo International, Inc. *	937,692
17,800	Novo Nordisk A/S ADR	1,442,156
28,000	NuVasive, Inc. *	992,880
28,500	Owens & Minor, Inc.	808,830
32,000	Perrigo Co.	1,890,240
4,800	Quality Systems, Inc.	278,352
14,000	ResMed, Inc. *	851,340
10,000	Sirona Dental Systems, Inc. *	348,400
14,000	SXC Health Solutions Corp. *	1,025,500
11,000	Techne Corp.	631,950
23,000	Teva Pharmaceutical Industries Ltd. ADR	1,195,770
38,000	Thermo Fisher Scientific, Inc. *	1,863,900
5,600	United Therapeutics Corp. *	273,336

See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.

Schedule of Investments (unaudited)

Shares		Value
14,000	Volcano Corp. *	$305,480
30,000	Warner Chilcott PLC Class A *	685,500
22,400	West Pharmaceutical Services, Inc.	817,376
		48,650,341
	INDUSTRIALS (21.7%)
85,000	ABB Ltd. ADR *	1,468,800
24,300	Acuity Brands, Inc.	884,034
20,000	Aecom Technology Corp. *	461,200
33,000	AMETEK, Inc.	1,324,950
4,000	Applied Signal Technology, Inc.	78,600
20,600	AZZ, Inc.	757,462
36,000	BE Aerospace, Inc. *	915,480
14,300	Brink’s Co. (The)	272,129
28,400	Bucyrus International, Inc.	1,347,580
30,000	C.H. Robinson Worldwide, Inc.	1,669,800
22,900	Canadian National Railway Co.	1,314,002
12,400	Carlisle Companies, Inc.	448,012
34,000	CLARCOR, Inc.	1,207,680
23,200	Cooper Industries PLC Class A	1,020,800
27,000	Copart, Inc. *	966,870
19,000	Corrections Corp. of America *	362,520
23,300	Curtiss-Wright Corp.	676,632
32,000	Danaher Corp.	1,187,840
18,600	DigitalGlobe, Inc. *	489,180
16,000	Dollar Thrifty Automotive Group, Inc. *	681,760
19,000	Donaldson Co., Inc.	810,350
12,600	Eaton Corp.	824,544
26,000	EMCOR Group, Inc. *	602,420
41,000	EnerSys *	876,170
20,000	Esterline Technologies Corp. *	949,000
18,000	Flowserve Corp.	1,526,400
23,200	Gardner Denver, Inc.	1,034,488
36,000	Geo Group, Inc. (The) *	747,000
6,000	GeoEye, Inc. *	186,840
10,000	Harbin Electric, Inc. *	166,500
33,000	Hunt (J.B.) Transport Services, Inc.	1,078,110
29,850	IDEX Corp.	852,815
22,600	IHS, Inc. Class A *	1,320,292
17,200	ITT Corp.	772,624

Shares		Value
21,000	Kansas City Southern *	$763,350
21,000	Kaydon Corp.	690,060
29,000	Kirby Corp. *	1,109,250
12,500	L-3 Communications Holdings, Inc.	885,500
88,500	Lan Airlines S.A. ADR	1,638,135
31,500	Lennox International, Inc.	1,309,455
13,000	Lincoln Electric Holdings, Inc.	662,870
17,000	Navistar International Corp. *	836,400
20,000	Norfolk Southern Corp.	1,061,000
15,000	Northrop Grumman Corp.	816,600
18,000	Orbital Sciences Corp. *	283,860
8,000	Polypore International, Inc. *	181,920
17,800	Precision Castparts Corp.	1,831,976
36,000	Quanta Services, Inc. *	743,400
18,400	Raytheon Co.	890,376
6,000	Regal-Beloit Corp.	334,680
37,500	Republic Services, Inc.	1,114,875
11,000	Robbins & Myers, Inc.	239,140
36,000	Rollins, Inc.	744,840
26,000	Roper Industries, Inc.	1,454,960
48,700	Rush Enterprises, Inc. Class A *	650,632
17,000	Stanley, Inc. *	635,460
36,600	Stericycle, Inc. *	2,400,228
18,800	Textainer Group Holdings Ltd.	453,832
33,000	Toro Co. (The)	1,620,960
12,300	Towers Watson & Co. Class A	477,855
17,000	TransDigm Group, Inc.	867,510
17,000	United Technologies Corp.	1,103,470
27,369	URS Corp. *	1,076,970
13,700	Valmont Industries, Inc.	995,442
7,600	W.W. Grainger, Inc.	755,820
16,000	Wabtec Corp.	638,240
20,800	Waste Connections, Inc. *	725,712
24,000	Woodward Governor Co.	612,720
		59,890,382
	INFORMATION TECHNOLOGY (14.9%)
23,000	Accenture PLC Class A	888,950
28,000	Acme Packet, Inc. *	752,640
46,000	Activision Blizzard, Inc.	482,540
10,000	Alliance Data Systems Corp. *	595,200
30,800	Amphenol Corp. Class A	1,209,824
18,700	Anixter International, Inc. *	796,620
60,000	ANSYS, Inc. *	2,434,200

See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.

June 30, 2010

Shares		Value
12,000	ArcSight, Inc. *	$268,680
60,000	Ariba, Inc. *	955,800
70,000	Aruba Networks, Inc. *	996,800
34,000	Atheros Communications, Inc. *	936,360
20,000	Avago Technologies Ltd. *	421,200
20,400	Blackboard, Inc. *	761,532
21,000	Canon, Inc. ADR	783,510
26,000	Check Point Software Technologies Ltd. *	766,480
60,000	Cognizant Technology Solutions Corp. Class A *	3,003,600
28,000	Concur Technologies, Inc. *	1,195,040
24,600	DG Fastchannel, Inc. *	801,468
27,550	Diodes, Inc. *	437,218
16,000	Dolby Laboratories, Inc. Class A *	1,003,040
16,000	Equinix, Inc. *	1,299,520
11,000	FactSet Research Systems, Inc.	736,890
3,000	Google, Inc. Class A *	1,334,850
40,000	Informatica Corp. *	955,200
11,300	Itron, Inc. *	698,566
4,200	LogMeIn, Inc. *	110,166
9,300	MasterCard, Inc. Class A	1,855,629
6,000	Mellanox Technologies Ltd. *	131,400
37,200	MICROS Systems, Inc. *	1,185,564
63,000	Nuance Communications, Inc. *	941,850
4,000	Open Text Corp. *	150,160
13,600	Pegasystems, Inc.	436,696
38,000	Rackspace Hosting, Inc. *	696,920
20,000	Rovi Corp. *	758,200
9,000	Rubicon Technology, Inc. *	268,110
30,000	Salesforce.com, Inc. *	2,574,600
28,680	Siliconware Precision Industries Co. ADR	153,438
25,000	Solera Holdings, Inc.	905,000
21,000	Sourcefire, Inc. *	399,000
44,000	SuccessFactors, Inc. *	914,760
15,000	Sybase, Inc. *	969,900
4,000	SYNNEX Corp. *	102,480
8,000	Telvent GIT SA *	133,600
31,000	Teradata Corp. *	944,880
30,000	Trimble Navigation Ltd. *	840,000
20,000	VanceInfo Technologies, Inc. ADR *	465,600
14,000	VistaPrint NV *	664,860

Shares		Value
13,000	VMware, Inc. Class A *	$813,670
		40,932,211
	MATERIALS (6.9%)
21,000	Agrium, Inc.	1,027,740
15,000	Air Products & Chemicals, Inc.	972,150
44,000	Albemarle Corp.	1,747,240
30,700	AptarGroup, Inc.	1,161,074
7,000	Ball Corp.	369,810
14,000	BASF AG ADR	767,900
28,000	Celanese Corp. Series A	697,480
12,600	Clearwater Paper Corp. *	689,976
16,000	Cliffs Natural Resources, Inc.	754,560
26,000	Crown Holdings, Inc. *	651,040
22,000	FMC Corp.	1,263,460
16,500	Greif, Inc. Class A	916,410
17,000	Mosaic Co. (The)	662,660
9,000	NewMarket Corp.	785,880
30,000	Praxair, Inc.	2,279,700
20,000	Rockwood Holdings, Inc. *	453,800
12,000	Schweitzer-Mauduit International, Inc.	605,400
20,200	Scotts Miracle-Gro Co. (The) Class A	897,082
30,000	Sigma-Aldrich Corp.	1,494,900
4,000	STR Holdings, Inc. *	75,200
12,800	Syngenta AG ADR	586,880
		18,860,342
	TELECOMMUNICATION SERVICES (2.8%)
4,000	AboveNet, Inc. *	188,720
10,837	Brasil Telecom S.A. ADR *	93,740
16,103	Brasil Telecom S.A. ADR Preferred Shares *	323,348
40,877	Crown Castle International Corp. *	1,523,077
10,000	Millicom International Cellular S.A.	810,700
50,000	Mobile TeleSystems ADR	958,000
19,500	Philippine Long Distance Telephone Co. ADR	993,915
43,000	SBA Communications Corp. Class A *	1,462,430
11,700	Telefonica S.A. ADR	649,701
34,000	Telefonos de Mexico S.A. de C.V. ADR	479,740

See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.

Schedule of Investments (unaudited)

Shares		Value
15,300	TW Telecom, Inc. *	$255,204
		7,738,575
	UTILITIES (2.0%)
18,000	AGL Resources, Inc.	644,760
30,000	Centrais Eletricas Brasileiras SA	400,800
27,600	Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,140,984
20,000	EQT Corp.	722,800
20,000	ITC Holdings Corp.	1,058,200
20,000	Questar Corp.	909,800
13,400	Wisconsin Energy Corp.	679,916
		5,557,260

	TOTAL COMMON STOCKS AND TOTAL INVESTMENT SECURITIES (1) (99.1%) (Cost $206,266,352)	272,863,087

Principal Amount		Value
SHORT-TERM INVESTMENTS (1.2%)

	REPURCHASE AGREEMENTS (1.2%)
$3,400,000	With Morgan Stanley, 0.005%, dated 06/30/10, due 07/01/10, delivery value $3,400,000 (collateralized by $3,450,000 U.S. Treasury Notes 0.8750%, due 03/31/11, with a value of $3,472,599)	$3,400,000
	TOTAL SHORT-TERM INVESTMENTS (2) (Cost $3,400,000) (1.2%)	3,400,000

Value
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-0.3%)	$(844,381)
NET ASSETS (100%)	$275,418,706

NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($275,418,706 ÷12,969,648 shares outstanding)	$21.24

*	Non-income producing.
(1)	Unless otherwise indicated, the values of the Portfolio are determined based on Level 1 inputs established by FASB ASC 820-10, Fair Value Measurement and Disclosures.
(2)	Values determined based on Level 2 inputs established by FASB ASC 820-10, Fair Value Measurements and Disclosures.
ADR	American Depositary Receipt.

See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.

Statement of Assets and Liabilities at June 30, 2010 (unaudited)

Assets:
Investment securities, at value (Cost - $206,266,352)	$272,863,087
Repurchase agreement (Cost - $3,400,000)	3,400,000
Cash	190,420
Dividends receivable	421,961
Receivable for capital shares sold	125,874
Other	109,149
Receivable for securities sold	76,593
Prepaid expenses	25,158
Total Assets	277,212,242

Liabilities:
Payable for securities purchased	1,191,219
Payable for capital shares redeemed	243,624
Accrued expenses:
Advisory fee	178,749
Service and distribution plan fees	59,583
Other	120,361
Total Liabilities	1,793,536
Net Assets	$275,418,706

Net assets consist of:
Capital stock, at $1.00 par value (authorized 100,000,000, outstanding 12,969,648 shares)	$12,969,648
Additional paid-in capital	205,393,796
Undistributed net investment income	325,268
Accumulated net realized loss on investments and foreign currency	(9,866,324)
Net unrealized appreciation of investments and foreign currency translations	66,596,318
Net Assets	$275,418,706
Net Asset Value, Offering and Redemption Price per Outstanding Share ($275,418,706 ÷ 12,969,648 shares outstanding)	$21.24

Statement of Operations for the Six Months Ended June 30, 2010 (unaudited)

Investment Income:
Dividends (net of foreign withholding tax of $106,369)	$1,812,915
Interest	8,393
Total Income	1,821,308

Expenses:
Advisory fee	1,204,053
Service and distribution plan fees	401,351
Auditing and legal fees	106,044
Transfer agent fees	71,930
Printing and postage	66,243
Custodian fees	28,399
Insurance	21,022
Directors’ fees and expenses	20,987
Registration and filing fees	19,233
Other	23,226
Total Expenses Before Custody Credits	1,962,488
Less: Legal Fee Reimbursement	(138,422)
Less: Custody Credits	(119)
Net Expenses	1,823,947
Net Investment Loss	(2,639)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain	13,429,735
Change in Net Unrealized Appreciation/(Depreciation)	(21,492,827)
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	(8,063,092)
Net Decrease in Net Assets from Operations	$(8,065,731)

See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.

Statement of Changes in Net Assets for the Six Months Ended June 30, 2010 (unaudited) and for the Year Ended December 31, 2009

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
Operations:
Net investment income/(loss)	$(2,639)	$328,314
Net realized gain/(loss) on investments and foreign currency	13,429,735	(18,461,747)
Change in net unrealized appreciation/(depreciation)	(21,492,827)	104,395,863
Net increase/(decrease) in net assets from operations	(8,065,731)	86,262,430

Distributions to Shareholders:
Net investment income	—	(137,547)

Capital Share Transactions:
Proceeds from sale of shares	9,449,804	32,663,828
Proceeds from reinvestment of dividends to shareholders	—	129,032
Cost of shares redeemed	(73,903,708)	(83,570,430)
Net decrease in net assets from capital share transactions	(64,453,904)	(50,777,570)
Total Increase/(Decrease) in Net Assets	(72,519,635)	35,347,313

Net Assets:
Beginning of period	347,938,341	312,591,028
End of period	$275,418,706	$347,938,341
Undistributed net investment income, at end of period	$325,268	$327,907

See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.

Notes to Financial Statements (unaudited)

1.	Significant Accounting Policies

Value Line Premier Growth Fund, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of U.S. equity securities with favorable growth potential.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith.

In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

(B) Fair Value Measurements: In accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC 820-10), Fair Value Measurements and Disclosures, (formerly Statement of Financial Accounting Standards (“SFAS”) No. 157), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

●	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
●	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
●	Level 3 — Inputs that are unobservable.

During the six months ended June 30, 2010, the Fund adopted the authoritative guidance included in FASB ASC 820-10, Fair Value Measurements and Disclosures, on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly (formerly FSP FAS 157-4). FASB ASC 820-10-35-51A to 51H indicates that if an entity determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

Value Line Premier Growth Fund, Inc.

June 30, 2010

Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances. It provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price as promulgated by FASB ASC 820-10.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments carried at value:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$272,863,087	$0	$0	$272,863,087
Short Term Investments	0	3,400,000	0	3,400,000
Total Investments in Securities	$272,863,087	$3,400,000	$0	$276,263,087

As of June 30, 2010, there was no significant security transfer activity from Level 1 to Level 2 or from Level 2 to Level 1.

For the six months ended June 30, 2010, there were no Level 3 investments. The types of inputs used to value each security are identified in the Schedule of Investments, which also includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(D) Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(F) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Value Line Premier Growth Fund, Inc.

Notes to Financial Statements (unaudited)

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/ depreciation on investments.

(G) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(H) Accounting for Real Estate Investment Trusts: The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(I) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(J) Other: On November 4, 2009, the Securities and Exchange Commission (“SEC”), Value Line, Inc. (“Value Line or VLI”), the Distributor and two former directors and officers of Value Line settled a matter related to brokerage commissions charged by the Distributor to certain Value Line mutual funds (“Funds”), from 1986 through November of 2004 involving alleged misleading disclosures provided by Value Line to the Boards of Directors/Trustees and shareholders of the Funds regarding such brokerage commissions. Value Line paid disgorgement, interest and penalty of $43.7 million in connection with the settlement, which amounts are expected to constitute a “Fair Fund” to be distributed to investors in the Funds who were disadvantaged by such brokerage practices. Value Line will bear all costs associated with any Fair Fund distribution, including retaining a third-party consultant approved by the SEC staff to administer any Fair Fund distribution.

On March 11, 2010, VLI and the Boards of Trustees/Directors of the Value Line Funds entered into an agreement pursuant to which VLI will reimburse the Funds in the aggregate amount of $917,302 for various expenses incurred by the Funds in connection with the SEC matter dated November 4, 2009. The receivable for this expense reimbursement was accrued on March 11, 2010 by the applicable Funds that incurred the expenses and will be paid by VLI in twelve monthly installments commencing April 1, 2010. The Fund accrued $138,422 in expense reimbursements from VLI.

(K) Subsequent Events: On July 20, 2010, the Board of Directors of Value Line approved a transaction involving its wholly owned subsidiaries, EULAV Asset Management, LLC (“EULAV”) and EULAV Securities, Inc. (“ESI”). Completion of the transaction is subject to various conditions. If the transaction is completed, Value Line will contribute all of the outstanding stock of ESI to EULAV, EULAV will be converted to a Delaware statutory trust named EULAV Asset Management (“EAM”), Value Line will restructure its ownership of EAM so that it has no voting authority with respect to the election or removal of the trustees of EAM and retains only interests in the revenues and residual profits of EAM and EAM will grant residual profits interests to five individuals selected by the independent directors of Value Line.

Value Line Premier Growth Fund, Inc.

June 30, 2010

Value Line has informed the Boards of Directors/Trustees of the Value Line Funds (the “Fund Board”) that, after the closing of the proposed restructuring, Value Line will no longer control EAM, which will result in the automatic termination of the Fund’s investment advisory agreements in accordance with the requirements of the Investment Company Act of 1940. On July 20, 2010, the Fund Board considered matters relevant to the proposed restructuring and approved new investment advisory agreements between the Funds and EAM to take effect upon the closing of the restructuring. The effectiveness of each investment advisory agreement is also contingent upon approval by shareholders of the applicable Value Line mutual fund. Toward this end, a special shareholder meeting for each Value Line mutual fund will be held at which shareholders as of the record date will vote on the proposed new investment advisory agreements with EAM and to elect three persons as members of the Fund Board. It is anticipated that in September 2010, a proxy statement describing the proposals will be sent to each shareholder of record as of the record date. Shareholders who did not own shares as of the record date will not be entitled to notice of, or to vote at, the special shareholder meetings.

2.	Capital Share Transactions and Distributions to Shareholders

Transactions in capital stock were as follows:

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
Shares sold	417,216	1,819,355
Shares issued to shareholders in reinvestment of dividends and distributions	—	5,844
Shares redeemed	(3,210,352)	(4,790,300)
Net decrease	(2,793,136)	(2,965,101)
Dividends per share from net investment income	$—	$0.0085

3.	Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

Six Months Ended June 30, 2010 (unaudited)
Purchases:
Investment Securities	$29,187,402
Sales:
Investment Securities	$62,909,114

4.	Income Taxes

At June 30, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$209,666,352
Gross tax unrealized appreciation	$79,745,770
Gross tax unrealized depreciation	($13,149,035)
Net tax unrealized appreciation on investments	$66,596,735

Value Line Premier Growth Fund, Inc.

Notes to Financial Statements (unaudited)

5.	Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $1,204,053 was paid or payable to EULAV Asset Management, LLC (the “Adviser”) for the six months ended June 30, 2010. This was computed at the rate of 0.75% of the average daily net assets during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers and employees of the Fund and pays their salaries.

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, Inc. (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the six months ended June 30, 2010, fees amounting to $401,351 were paid or payable under the Plan.

For the six months ended June 30, 2010, the Fund’s expenses were reduced by $119 under a custody credit agreement with the custodian.

Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Certain officers, employees and directors of Value Line and/or affiliated companies are also officers and a director of the Fund.

The Adviser and/or affiliated companies and the Value Line Profit Sharing and Savings Plan owned 73,786 shares of the Fund’s capital stock, representing less than 1% of the outstanding shares at June 30, 2010. In addition, officers and directors of the Fund as a group owned 266 shares, representing less than 1% of the outstanding shares.

Value Line Premier Growth Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

	Six Months Ended June 30, 2010 (unaudited)
			Years Ended December 31,
			2009	2008	2007	2006	2005
Net asset value, beginning of period	$22.07		$16.69	$29.38	$26.61	$25.60	$24.23

Income from investment operations:
Net investment income/(loss)	—		0.02	0.01	0.02	(0.01)	(0.01)
Net gains or (losses) on securities (both realized and unrealized)	(0.83)		5.37	(11.85)	4.80	2.75	2.80
Total from investment operations	(0.83)		5.39	(11.84)	4.82	2.74	2.79

Less distributions:
Dividends from net investment income	—		(0.01)	—	(0.03)	—	—
Distributions from net realized gains	—		—	(0.85)	(2.02)	(1.73)	(1.42)
Total distributions	—		(0.01)	(0.85)	(2.05)	(1.73)	(1.42)
Net asset value, end of period	$21.24		$22.07	$16.69	$29.38	$26.61	$25.60

Total return	(3.76	)%(3)	32.29%	(40.13)%	18.30%	10.68%	11.49%

Ratios/Supplemental Data:

Net assets, end of period (in thousands)	$275,419		$347,938	$312,591	$570,484	$489,786	$441,114
Ratio of expenses to average net assets(1)	1.22	%(4)	1.22%	1.16%	1.11%	1.18%	1.13%
Ratio of expenses to average net assets(2)	1.14	%(4)	1.22%	1.16%	1.11%	1.18%	1.13%
Ratio of net investment income/(loss) to average net assets	0.00	%(4)	0.11%	0.03%	0.06%	(0.06)%	(0.06)%
Portfolio turnover rate	10	%(3)	8%	18%	29%	38%	44%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the reimbursement of a portion of the legal fees. The ratio of expenses to average net assets, net of custody credits, would have been unchanged for the periods shown.

(2)	Ratio reflects expenses net of the custody credit arrangement and net of the reimbursement of a portion of the legal fees.

(3)	Not annualized.

(4)	Annualized.

See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.

Factors Considered by the Board in Approving the Investment Advisory Agreement for Value Line Premier Growth Fund, Inc.

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of Value Line Premier Growth Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), annually to consider the investment advisory agreement (the “Agreement”) between the Fund and its investment adviser, EULAV Asset Management, LLC (the “Adviser”). As required by the 1940 Act, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In selecting the Adviser and approving the continuance of the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

Both in the meetings which specifically addressed the approval of the Agreement and at other meetings held during the course of the year, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information on: (i) the investment performance of the Fund, compared to a peer group of funds consisting of the Fund and all retail and institutional mid-cap growth funds regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) sales and redemption data with respect to the Fund; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

As part of the review of the continuance of the Agreement, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee rate, transfer agent and custodian fee rates, service fee (including 12b-1 fees) rates, and the rate of the Fund’s other non-management fees, to those incurred by a peer group of funds consisting of the Fund and 17 other retail front-end load and no-load mid-cap growth funds, as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Fund, the Expense Group and all other retail front-end load and no-load mid-cap growth funds (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”). In the separate executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser’s parent company, the Adviser’s and certain of its affiliates’ profitability from the services that have been performed for the Fund as well as the Value Line family of funds; (b) the Fund’s current investment management staffing; and (c) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information. The Independent Directors also requested and reviewed information provided by the Adviser relating to the settlement of a matter brought by the Securities and Exchange Commission regarding Value Line Securities, Inc.1, the Fund’s principal underwriter and affiliate of the Adviser (the “Distributor”), Value Line, Inc., and two former directors and officers of Value Line, Inc. Value Line, Inc. informed the Board that it and the Adviser continue to have adequate liquid assets, and that the resolution of this matter did not have a materially adverse effect on the ability of the Adviser or the Distributor to perform their respective contracts with the Fund.

1	On May 6, 2009, Value Line Securities, Inc. changed its name to EULAV Securities, Inc. No other change was made to the Distributor’s organization, including its operations and personnel.

Value Line Premier Growth Fund, Inc.

The following summarizes matters considered by the Board in connection with its renewal of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Fund outperformed both the Performance Universe average and the Lipper Index for the three-year, five-year and ten-year periods ended December 31, 2009 and that the Fund’s performance for the one-year period ended December 31, 2009 was below that of the Performance Universe average and the Lipper Index.

The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

Management Fee and Expenses. The Board considered the Adviser’s fee under the Agreement relative to the management fees charged by its Expense Group and Expense Universe averages. Although the Fund’s management fee rate for the most recent fiscal year was higher than that of the Expense Universe average, it was the same as the Expense Group average.

The Board also considered the Fund’s total expense ratio relative to its Expense Group and Expense Universe averages. The Board noted that the Fund’s total expense ratio was less than that of both the Expense Group average and the Expense Universe average. The Board concluded that the average expense ratio was satisfactory for the purpose of approving the continuance of the Agreement for the coming year.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the increased emphasis being placed by the Adviser on its overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Fund, such as a more robust website. The Board also reviewed the services provided by the Adviser and its affiliates in supervising third party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and its affiliates were satisfactory, reliable and beneficial to the Fund’s shareholders.

Value Line Premier Growth Fund, Inc.

Profitability. The Board considered the level of profitability of the Adviser and its affiliates with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of certain actions taken during prior years. These actions included the Adviser’s reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board concluded that the profitability of the Adviser and its affiliates with respect to the Fund, including the financial results derived from the Fund’s Agreement, were within a range the Board considered reasonable.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale. The Board noted that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and the addition of break points was determined not to be necessary at this time.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. In addition to comparing the Fund’s management fee rate to unaffiliated mutual funds included in the Fund’s Expense Group and Expense Universe, the Board was informed by the Adviser that the Adviser and its affiliates do not manage any investment companies comparable to the Fund. The Adviser informed the Board that it manages one small-cap growth equity non-mutual fund institutional asset management account. The Board noted that the Fund’s management fee rate was higher than that charged to the non-mutual fund institutional asset management account, however, the Adviser stated that it is required to provide the Fund with more and different types of services under the Agreement than the Adviser is required to provide the non-mutual fund institutional asset management account.

Conclusion. The Board, in light of the Adviser’s overall performance, considered it appropriate to continue to retain the Adviser as the Fund’s investment adviser. Based on their evaluation of all material factors deemed relevant, and with the advice of independent counsel, the Board determined that the Fund’s management fee rate payable to the Adviser under the Agreement does not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the management fee rate under the Agreement is fair and reasonable. Further, the Board concluded that the Fund’s Agreement is fair and reasonable and approved the continuation of the Agreement for another year.

Value Line Premier Growth Fund, Inc.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line Premier Growth Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Thomas T. Sarkany DOB: June 1946	Director	Since 2008	Director of Mutual Fund Marketing, Director of EULAV Securities, Inc. (the “Distributor”), Secretary of Value Line, Inc. since January 2010 and Director since February 2010.	Value Line, Inc.
Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 DOB: January 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 DOB: October 1931	Director	Since 2000
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 DOB: October 1935	Director	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 DOB: April 1939	Director	Since 1985	Chairman, Institute for Political Economy.	None

Value Line Premier Growth Fund, Inc.

Management of the Fund

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 DOB: March 1949	Director	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment adviser).	None
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 DOB: July 1954	Director (Chairman of Board since March 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).	None
Officers
Mitchell E. Appel DOB: August 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. since April 2008 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Director since February 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009.

Howard A. Brecher DOB: October 1953	Vice President and Secretary	Since 2008
Vice President and Secretary of each of the Value Line Funds since June 2008; Chief Legal Officer; Vice President; Director of Value Line, Inc.; Acting Chairman and Acting CEO of Value Line, Inc. since November 2009; Secretary until January 2010; Secretary and Treasurer of the Adviser since February 2009; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

Michael J. Wagner DOB: November 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC (formerly Fund Compliance Services, LLC (2006 - present)) and Senior Vice President (2004 - 2006) and President and Chief Operations Officer (2003 - 2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington DOB: January 1979	Treasurer	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Fund’s website, www.vlfunds.com.

Value Line Premier Growth Fund, Inc.

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Value Line Premier Growth Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund**, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1, 2 or 3 for the year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

**	Effective August 19, 2009, The Value Line Cash Fund, Inc. changed its name to the Value Line U.S. Government Money Market Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 11.	Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

	(a)	(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

		(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	August 31, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	August 31, 2010